UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2015

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2015

Table of Contents

Letter to Shareholders	3
Investment Highlights	10
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Expense Example	32
Notice to Shareholders	34
Management	35
Approval of Investment Advisory Agreement	38
Privacy Notice	43

Dear Shareholders,

We are pleased to provide you with the Logan Capital Large Cap Growth Fund (the “Fund”) Annual Letter for the twelve month period ended April 30, 2015.

Performance comments

For the fiscal year ended April 30, 2015, the Fund returned 17.39% compared to the Russell 1000® Growth Index (“Russell 1000”) which returned 16.67%.  The Fund outperformed the Russell 1000 in three out of four quarters during the fiscal year.

The best sectors for the fiscal year for the Fund were Information Technology, Consumer Discretion and Health Care.  Two of these sectors – Information Technology and Consumer Discretion – are the two most heavily weighted sectors in the Fund and are also over-weighted versus the Russell 1000.  The Fund’s Health Care holdings, despite being under-weighted versus the Russell 1000, generated a superior contribution to performance versus the sector.  This indicates that the Health Care stocks held in the Fund did very well versus their peers in the Russell 1000.

At the other end of the scale, the primary detractors to the Fund (versus the Russell 1000) were Industrials and Energy Financials, both of which were adversely affected by the 60%+ price decline in crude oil prices from June 2014 to January 2015.

Quarter-by-Quarter review of the market and economic highlights of the past twelve months:

Fiscal Year 1st Quarter – Recap – end date July 31, 2014

On first day of May, pushed by news that spending by U.S. consumers had taken its biggest jump in five years, the Dow Jones Industrial Average (“DJIA”) Index joined the S&P 500® Index (“S&P 500”) and the Russell 1000 by making its first new record high of 2014.  A continuing stream of mostly good economic news, mergers and initial public offering (“IPO”) activity pushed the market higher as cash on the sidelines started to move into equities.  The Federal Reserve Board’s (the “Fed”) indication that it would continue its stimulus was followed by clear signs that the European Central Bank planned a new round of stimulus in June and this news pushed the S&P 500 above 1900 for the first time.  After a minor pullback, stock prices continued their move up as investors got excited over the stream of multi-billion dollar takeovers and IPOs such as Apple Inc.’s (“Apple”) $3 billion purchase of Beats Electronics, LLC and rumors of Uber Technologies, Inc.’s $10 billion valuation.  In late May, the Fed opined that it saw no inflation risk in its effort to spur the job market and the Conference Board Leading Economic Index® moved to new highs and raised expectations of a 2nd quarter rebound.

June saw a pick-up in U.S. manufacturing and new hiring created the most job openings in almost seven years, finally replacing all the jobs lost during the recession.  Job openings climbed to the highest level since 2007.  The Fed’s new forecast of “modest to moderate” growth for the U.S. economy offset previous news that the U.S. economy shrank in the first quarter by the largest amount in five years and the markets responded favorably.  Other good news: home sales picked up again, consumer confidence hit six-year highs and bellwether stock Intel Corporation raised revenue forecasts as business demand improved.

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Although the markets experienced some jitters as Iraq scrambled to defend Baghdad and Russia rattled its saber over the Ukraine, stocks rallied to record high ground toward the end of June.  A strong U.S. dollar, low inflation fears and Fed comments that the economy was strong enough to handle a 2015 rate increase allowed stocks to finish out the month of June near the highs.

Sadly, July saw the eruption of deadly violence as Israel and Hamas battled over the future of the Gaza Strip, followed by the downing of a civilian airliner – allegedly by a Russian-supplied missile – over the Ukraine.  The loss of a second Malaysian Air jet – due to bad weather – didn’t help matters.  Although stocks took a bit of a tumble, there was a growing concern from some quarters that the markets were being too complacent about negative world events.  However, in the second half of July, the economically sensitive names in our portfolios resumed their leadership role within the market.  An important component of this price resurgence appeared to be the subsiding of the overall cautious attitude of investors toward this economic recovery.  Bottom line: investors finally started to share the confidence of corporate America that things really are getting better.

Fiscal Year 2nd Quarter – Recap – end date October 31, 2014

After climbing fairly steadily during the mid-summer months, the stock market – as measured by the S&P 500 – kicked off August by turning in its worst week in two years.  The DJIA similarly slumped, thereby erasing all of its year-to-date gains for calendar year 2014.  Fortunately for investors, this sell-off was quickly stabilized by various reports of good news: a seven-year low for the U.S. deficit, ramped up estimates for gross domestic product, falling jobless claims, and the continuation of a downward march in gasoline prices which would ultimately fall from over $4 per gallon to under $3 per gallon by the end of October (and ultimately, to as low as $2.00/gallon).  After this weak start to August, the S&P 500 reversed course and promptly delivered its best single up-day in four months, the start of a trend that would continue well into September.  Mid-August saw an increase in the National Association of Home Builders/Wells Fargo’s Homebuilders Confidence readings, solid gains in U.S. factory production numbers and a surge in durable goods orders.  Overseas, European growth stalled as Germany’s economy stumbled and the markets became nervous about a flare-up between Russia and the Ukraine, as well as the U.S. military strikes in Iraq.  However, this foreign unrest served to make the relative stability of the U.S. stock market all the more appealing to global investors leading to the S&P 500’s first-time-ever close above the 2000.

September brought mixed news and the S&P 500 spent much of the month flirting with the 2000 level while digesting its summer gains.  Economic news for the month was somewhat mixed, but in general, positive: manufacturing orders surged even though there was an easing in hiring by U.S. firms. Capital goods orders moved up and consumer sentiment hit a 14-month high.  Mario Draghi, President of the European Central Bank, called for almost $1 trillion of Eurozone stimulus and the U.S. dollar soared to multi-year highs.  Two major events captured the stock markets’ attention.  The first was the unveiling of Apple’s much anticipated new products – the Apple Watch, the bigger

4

iPhones (6 and 6 Plus) and Apple Pay.  The second was Chinese internet company Alibaba Group Holding Limited’s (“Alibaba”) record-breaking U.S. IPO which raised an eye-popping $21 billion.  September closed on a nervous down-note as the first case of Ebola in the U.S. was confirmed by the Centers for Disease Control and Prevention.  At the end of September, we noted that the S&P 500 had gone almost three years without experiencing a 10% correction, the 5th longest period without such a correction in over 50 years.  As such, we knew that a correction was statistically overdue and we believed that one might materialize soon, but we also believed it would be short lived.

October is widely believed to be the worst single month – on average – in the calendar year for the stock market.  Actually, for the period from 1950 to present, that “worst month” distinction belongs to September.  However, October does hold the distinction for being the “most volatile” month – on average – in the calendar and this October certainly lived up to that title.  As Ebola fears gripped the U.S. and the Islamic State of Iraq and Syria (“ISIS”) expanded its footprint in the Middle East, the U.S. markets suffered a case of anxiety over quarterly earnings announcement season and fears that the market was overly frothy.  As such, the S&P 500 continued its slide that began in the last days of September, ultimately bottoming in mid-October with a 9.8% slide, as calculated in an intraday price basis.  Although a bit shy of the overdue 10% correction, investors seemed to accept it as “close enough” and the stock market spent the later half of October sharply rebounding and closing out the month at all-time highs which were almost 11% above the October lows.  Some of the factors that helped drive this rally included; a move by consumer sentiment to a seven-year high, continued low gasoline and energy prices which fueled expectations brisk consumer spending for the holiday season, and better-than-expected earnings announcements coupled with steady growth in the U.S. economy.

Fiscal Year 3rd Quarter – Recap – end date January 31, 2015

The market started the quarter in November by bouncing back nicely after the mid-October swoon.  Without a doubt, the biggest news of the quarter was the continuation of the stunning plunge of the price of oil.  Oil prices started November at about $80 per barrel and slid during the quarter to their recent six-year lows of just $44 per barrel in late January.  The price of gas at the pump followed closely with some areas of the country enjoying sub-$2 per gallon gas – albeit, only briefly.  This price cut saved consumers a good “chunk of change” every time they filled up their cars and although the resulting surge in household spending was not as big as anticipated, lower gas prices definitely benefitted the U.S. economy, as did increased spending by corporate America.  November also saw reports of improving employment numbers, lower borrowing needs by the Federal government, and continuing signs that the U.S. economy was chugging past the global slowdown.

With the start of December, the market moved solidly into that time of year that has historically had nice gains.  Overall, this year was no different, although the markets did take a dive in early December over renewed worries that the Fed would hike interest rates.  However, when Fed Chair Janet Yellen gave her press conference, markets interpreted her comments to mean the Fed was again postponing an increase in interest rates until mid-

5

year 2015.  That news was enough to ignite a furious year-end rally with all the major U.S. stock indexes rising during the following two weeks to all time highs before settling down slightly on the last two trading days of 2014.  There was a lot of positive data during the month.  Factory output increased and a hiring surge gave rise to wide-spread job gains across the country.  Very importantly, consumer confidence readings moved up sharply to post-recession highs and finally moved above their long-term average, indicating that consumers were finally feeling better about their lives and the economy.

2015 kicked of with a fairly turbulent January as the market see-sawed with several up-down-up moves during the month.  On the up side, the various factors supporting the market included continued expansion forecasts for the U.S. economy, Fed comments that any rate rise was unlikely before April at the earliest, climbing consumer sentiment data and reports of much better-than-expected sales of Apple’s new iPhones.  Factors putting volatile pressures on the market included a soundbite from one of the Fed governors that the Fed might consider actually raising rates in June.  Also, continued low oil prices started causing concerns that it might be “too much of a good thing” because many U.S. oil-related companies – as well as many oil producing countries – were starting to show signs of severe stress over the lost revenues caused by low prices.

Fiscal Year 4th Quarter – Recap – end date April 30, 2015

Growth stocks enjoyed resurgence the 4th fiscal quarter and the Russell 1000 was up 5.98%.  Even better, the Fund turned in a 7.71% gain, outperforming its benchmark index by a significant margin.

Despite the good performance, it was an erratic quarter with the bulk of the returns being generated during the exceptionally strong month of February.  As expected, market volatility has doubled versus any of the past three years, a trait that is likely to continue in the coming quarters.  The main influences on the market during the quarter were the Fed, the U.S. dollar and oil (comments follow).

The Fed – After six-plus years of near-zero interest rates, the Fed is still being coy about when it will start hiking.  Despite strength in most of the typical measures of economic health, the Fed is still showing reluctance (trepidation?) about increasing interest rates.  Since we are in uncharted waters, it’s understandable that they are proceeding cautiously, but the fact remains that they must – and will – begin hiking at some point.  The question remains, “When?”  Higher rates do not necessarily mean the end of this bull market, despite that fact that the markets will likely overreact and gyrate wildly when the first hike finally rolls around.

The U.S. Dollar – In a shaky global economy, the U.S. dollar is still viewed as the preferred safe haven and worldwide demand for the greenback rapidly pushed it to 11-year highs against other currencies.  This is good if you’re a traveler who wants to visit Europe this summer, but not so good if you’re a U.S. company selling goods and services abroad and converting foreign currencies back into U.S. dollars, a transaction that will have a negative impact on earnings stated in U.S. dollars.  Look for this trend to continue for a while.

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Oil – After falling 60% to six-year lows, oil stabilized and then rallied somewhat.  Consumers are enjoying the benefit of this drop in the form of much lower gas prices at the pump – as low as $2/gallon in some regions – but the expected up-tick in consumer spending has thus far failed to materialize.  The assumption is that consumers are using the savings to pay down debt.  While reducing debt is a worthy goal for borrowers, it doesn’t do much to boost the economy.  With a history of being a net user of energy, the U.S. has typically benefited from lower oil prices.  However, now that we have become one of the world’s major energy producers, oil prices have become a double-edged sword and the U.S. economy is feeling some pain from lower oil prices as U.S. energy companies are squeezed by falling prices and demand.  On the other hand, if gas pump prices stay low, look for those savings on fuel to start working their way back into the economy via increased consumer retail spending.  Longer term, we expect oil to reach the mid-$70s in the next 6 to 12 months.

Closing comments

In the past fiscal year, investors have faced a myriad of opportunities and challenges reflective of the frequent swings in sentiment regarding the health of the stock market and the U.S. economy.  On the positive side, the economy continued to improve; unemployment fell to pre-recession lows, the housing market strengthened and the stock market showed its approval by steadily chugging to new historic highs.

As usual, there were bumps along the way: the price of oil collapsed, the Ebola outbreak threatened to spread to the U.S., Greece threatened (and still threatens) to default and the Fed continues to keep investors guessing as to the timing of the first rate hike.  The stock market took all of this quite calmly for the most part with only a single meaningful sell-off in the October 2014 from which it quickly recovered.  Fortunately, seasoned investors continue to recognize that these are volatile times and that gyrations are to be expected as history has shown that the typical bull market has – on average – had pullbacks of 5%+ about every six months.

Of historical interest is the fact that this bull market celebrated its 6th birthday in March 2015 and – as of this writing – is now the 3rd oldest bull market of the past 85 years.  That being said, it’s important to note that bull markets do not die of old age, but rather from some combination of negative factors (e.g., inflation, faltering earnings, etc.) that cause investor confidence to erode.  As of now, the majority of the evidence is still positive.  So although it may be getting a bit long-in-the-tooth, the various data continues to indicate that investors should continue to give this bull the benefit of the doubt.

To recap, the Logan Capital Large Cap Growth Fund had an excellent year.  Most of our macro themes were rewarded and the majority of our excess return was due to security selection.

Looking ahead, Logan Capital Management Inc.’s outlook calls for the economic recovery in the U.S. to continue and for consumer spending to improve as low energy prices and a better employment picture give consumers the ability and the confidence to

7

spend.  We continue to see attractive opportunities in several broad areas, notably: the ever-growing influence and impact of the internet on all areas of day-to-day life; wireless connectivity and mobile computing; 3-D printing devices and their potential to profoundly alter the way things are made; and the stabilization of the prices for raw materials and the positive impact it will have on manufacturers.

We think it likely that the market will extend its upward movement into the second half of the 2015 calendar year.  However, we must point out that the market is overdue for a 5% to 10% pullback so some sort of correction in the next quarter or two would not be surprising.  In fact, it would reduce some of the frothiness in the market.  However, assuming the economy and earnings continue to grow, the impact of such a pullback will likely be short-lived.

As noted in the opening comments, this bull market is getting “long in the tooth,” but bull markets do not die from old age alone.  There are almost always warning signs as a bull weakens.  As of now, the vital signs of this old bull are generally stable, but we will be on the lookout for any serious deterioration on the coming quarters.

We believe a focus on companies with the ability to grow earnings and market share will serve Logan Capital Large Cap Growth Fund investors well in the coming quarters.  As always, we will seek out the leaders in these areas in order to move the portfolio higher.

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk.  Principal loss is possible.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities.  The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund bears any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

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DEFINITIONS

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.  The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index includes the reinvestment of dividends.

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including stocks that trade on the New York Stock Exchange. The Dow, as it is called, is a barometer of how shares of the largest US companies are performing.

The Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity.  It is calculated by The Conference Board, a non-governmental organization, which determines the value of the index from the values of ten key variables.

National Association of Home Builders/Wells Fargo’s Housing Market Index is based on a monthly survey of members belonging to the National Association of Home Builders (NAHB) that is designed to measure sentiment for the U.S. single-family housing market.  The NAHB/Wells Fargo Housing Market Index (HMI) is a widely watched gauge of the outlook for the U.S. housing sector.  Its reading can range between 0 and 100; a reading over 50 indicates that more builders view sales conditions as good compared with those who view them as poor.

9

Comparison of the change in value of a $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2015:	1 Year	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class (No Load)	17.04%	17.91%
Russell 1000 Growth Total Return	16.67%	20.38%
Total Annual Fund Operating Expenses: 1.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

10

Comparison of the change in value of a $500,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2015:	1 Year	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class (No Load)	17.39%	18.25%
Russell 1000 Growth Total Return	16.67%	20.38%
Total Annual Fund Operating Expenses: 1.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

11

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2015 (Unaudited)

Logan Capital Large Cap Growth Fund

Percentages represent market value as a percentage of net assets.

12

SCHEDULE OF INVESTMENTS
at April 30, 2015

COMMON STOCKS – 97.1%	Shares	Value

Consumer Discretionary – 25.2%
Amazon.com, Inc. (a)	1,327	$559,702
BorgWarner, Inc.	3,904	231,117
Chipotle Mexican Grill, Inc. (a)	447	277,739
Hanesbrands, Inc.	6,990	217,249
Harman International Industries, Inc.	3,230	421,127
Home Depot, Inc.	4,382	468,787
Netflix, Inc. (a)	1,134	631,071
Nike, Inc.	3,155	311,840
Polaris Industries, Inc.	3,211	439,779
Priceline Group, Inc. (a)	550	680,795
Starbucks Corp.	11,357	563,080
TripAdvisor, Inc. (a)	2,983	240,102
Williams-Sonoma, Inc.	5,310	390,444
		5,432,832

Consumer Staples – 5.6%
Estee Lauder Companies, Inc.	6,325	514,159
Monster Beverage Corp. (a)	5,004	686,098
		1,200,257

Energy – 0.9%
Halliburton Co.	4,142	202,751

Financials – 2.1%
CBRE Group, Inc. (a)	11,866	454,943

Health Care – 12.4%
Agilent Technologies, Inc.	5,541	229,231
AmerisourceBergen Corp.	5,963	681,571
Celgene Corp. (a)	4,426	478,274
Mettler-Toledo International, Inc. (a)	1,178	373,438
Perrigo Co. PLC (c)	2,892	530,046
Waters Corp. (a)	3,136	392,596
		2,685,156

Industrials – 11.4%
Acuity Brands, Inc.	2,149	358,775
Flowserve Corp.	4,435	259,580
Middleby Corp. (a)	2,646	268,146

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2015

COMMON STOCKS – 97.1% (Continued)	Shares	Value

Industrials – 11.4% (Continued)
Robert Half International, Inc.	5,700	$316,065
Stericycle, Inc. (a)	2,105	280,870
United Continental Holdings, Inc. (a)	4,310	257,479
United Rentals, Inc. (a)	2,671	257,965
Verisk Analytics, Inc. (a)	6,091	457,069
		2,455,949

Information Technology – 36.5%
Alliance Data Systems Corp. (a)	1,396	415,045
Amphenol Corp.	13,146	727,894
Apple, Inc.	9,180	1,148,877
Avago Technologies Ltd.	5,279	617,009
Cognizant Technology Solutions – Class A (a)	8,165	477,979
Facebook, Inc. (a)	3,717	292,788
F5 Networks, Inc. (a)	2,358	287,723
Fleetcor Technologies, Inc. (a)	3,092	497,472
Global Payments, Inc.	5,747	576,309
Google, Inc. – Class A (a)	425	233,227
Google, Inc. – Class C (a)	426	228,997
Keysight Technologies, Inc. (a)	2,833	94,792
Mastercard, Inc.	7,887	711,486
Micron Technology, Inc. (a)	5,888	165,629
NCR Corp. (a)	9,052	248,387
NXP Semiconductors NV (a)(c)	8,230	791,068
3D Systems Corp. (a)	6,865	172,243
Trimble Navigation Ltd. (a)	6,953	176,815
		7,863,740

Materials – 3.0%
Sherwin-Williams Co.	2,302	639,956
TOTAL COMMON STOCKS
(Cost $15,559,049)		20,935,584

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2015

SHORT-TERM INVESTMENTS – 3.2%	Shares	Value

MONEY MARKET FUNDS – 3.2%
Fidelity Government Portfolio – Class I, 0.01% (b)	688,442	$688,442
TOTAL SHORT-TERM INVESTMENTS
(Cost $688,442)		688,442
TOTAL INVESTMENTS
(Cost $16,247,491) – 100.3%		21,624,026
Liabilities in Excess of Other Assets – (0.3)%		(69,192)
TOTAL NET ASSETS – 100.00%		$21,554,834

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2015.
(c)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2015

Assets:
Investments, at value (cost of $16,247,491)	$21,624,026
Receivables:
Dividends and interest	3,400
Prepaid expenses	5,250
Total assets	21,632,676

Liabilities:
Payables:
Advisory fee	7,494
Administration fee	21,186
Distribution fees	3,018
Custody fees	2,231
Transfer agent fees and expenses	8,695
Accrued expenses and other payables	35,218
Total liabilities	77,842
Net assets	$21,554,834

Net assets consist of:
Paid in capital	$16,080,912
Accumulated net investment loss	(54,205)
Accumulated net realized gain on investments	151,592
Net unrealized appreciation on:
Investments	5,376,535
Net assets	$21,554,834

Investor Class:
Net assets applicable to outstanding Investor Class shares	$4,983,816
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	315,581
Net asset value and redemption price per share	$15.79

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$16,571,018
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,041,193
Net asset value, offering price and redemption price per share	$15.92

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

Investment income:
Dividends (net of foreign taxes withheld of $0)	$124,597
Interest	39
Total investment income	124,636

Expenses:
Investment advisory fees (Note 5)	122,801
Administration fees (Note 5)	84,882
Distribution fees (Note 6)
Distribution fees – Investor Class	11,308
Distribution fees – Institutional Class	—
Transfer agent fees and expenses	35,767
Federal and state registration fees	6,487
Audit fees	20,011
Compliance expense	8,033
Legal fees	4,964
Trustees’ fees and expenses	6,038
Custody fees	5,950
Other	15,632
Total expenses before reimbursement from advisor	321,873
Expense reimbursement from advisor (Note 5)	(74,409)
Net expenses	247,464
Net investment loss	(122,828)

Realized and unrealized gain on investments:
Net realized gain on transactions from:
Investments	323,928
Net change in unrealized gain on:
Investments	2,800,160
Net realized and unrealized gain on investments	3,124,088
Net increase in net assets resulting from operations	$3,001,260

The accompanying notes are an integral part of these financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Operations:
Net investment loss	$(122,828)	$(72,541)
Net realized gain on investments	323,928	100,155
Net change in unrealized appreciation
on investments	2,800,160	2,174,364
Net increase in net assets
resulting from operations	3,001,260	2,201,978

Distributions to Shareholders From:
Net realized gains
Investor class shares	(48,797)	—
Institutional class shares	(145,656)	—
Total distributions	(194,453)	—

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	525,231	2,067,494
Institutional class shares	2,000,000	5,250,000
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	48,797	—
Institutional class shares	145,656	—
Cost of shares redeemed
Investor class shares	(397,334)	(135,394)
Institutional class shares	—	—
Redemption fees retained
Investor class shares	520	333
Institutional class shares	—	—
Net increase in net assets from
capital share transactions	2,322,870	7,182,433
Total increase in net assets	5,129,677	9,384,411

Net Assets:
Beginning of period	16,425,157	7,040,746
End of period	$21,554,834	$16,425,157
Accumulated net investment loss	$(54,205)	$(37,883)

The accompanying notes are an integral part of these financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Changes in Shares Outstanding:
Shares sold
Investor class shares	34,536	163,993
Institutional class shares	135,461	426,161
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	3,434	—
Institutional class shares	10,179	—
Shares redeemed
Investor class shares	(26,133)	(10,127)
Institutional class shares	—	—
Net increase in shares outstanding	157,477	580,027

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

	For the	For the	June 28, 2012
	Year Ended	Year Ended	through
	April 30, 2015	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$13.64	$11.34	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.12)	(0.07)	(0.02)
Net realized and unrealized
gain (loss) on investments	2.43	2.37	1.36
Total from investment operations	2.31	2.30	1.34

Less Distributions:
Distributions from net realized gains	(0.16)	—	—
Total distributions	(0.16)	—	—
Net Asset Value – End of Period	$15.79	$13.64	$11.34
Total Return	17.04%	20.28%	13.40	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$4,984	$4,143	$1,700
Ratio of operating expenses
to average net assets:
Before reimbursements	1.89%	2.35%	9.91	%^
After reimbursements	1.50%	1.50%	1.50	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(1.23%)	(1.58%)	(9.10	%)^
After reimbursements	(0.84%)	(0.73%)	(0.69	)%^
Portfolio turnover rate	28%	15%	14	%+

*	Commencement of operations for Investor Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Institutional Class

	For the	For the	June 28, 2012
	Year Ended	Year Ended	through
	April 30, 2015	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$13.71	$11.38	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.05)	(0.02)
Net realized and unrealized
gain (loss) on investments	2.45	2.38	1.40
Total from investment operations	2.37	2.33	1.38

Less Distributions:
Distributions from net realized gains	(0.16)	—	—
Total distributions	(0.16)	—	—
Net Asset Value – End of Period	$15.92	$13.71	$11.38

Total Return	17.39%	20.47%	13.80	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$16,571	$12,282	$5,340
Ratio of operating expenses
to average net assets:
Before reimbursements	1.64%	2.13%	7.44	%^
After reimbursements	1.25%	1.25%	1.2	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(0.98)%	(1.36)%	(6.73	)%^
After reimbursements	(0.59)%	(0.48)%	(0.54	)%^
Portfolio turnover rate	28%	15%	14	%+

*	Commencement of operations for Institutional Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

21

NOTES TO FINANCIAL STATEMENTS
April 30, 2015

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Large Cap Growth” Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Large Cap Growth Fund is long-term capital appreciation.  The Large Cap Growth Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2013 – 2014, or expected to be taken in the Fund’s 2015 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is

22

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Large Cap Growth Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated

23

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities

24

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2015, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Large Cap Growth Fund	$106,506	$ —	$(106,506)

J.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

25

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

26

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Large Cap Growth Fund’s securities as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,432,832	$—	$—	$5,432,832
Consumer Staples	1,200,257	—	—	1,200,257
Energy	202,751	—	—	202,751
Financials	454,943	—	—	454,943
Health Care	2,685,156	—	—	2,685,156
Industrials	2,455,949	—	—	2,455,949
Information Technology	7,863,740	—	—	7,863,740
Materials	639,956	—	—	639,956
Total Common Stock	20,935,584	—	—	20,935,584
Short-Term Investments	688,442	—	—	688,442
Total Investments in Securities	$21,624,026	$—	$—	$21,624,026

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2015, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2015.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2015, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2015, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Large Cap Growth Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2015, the Large Cap Growth Fund incurred $122,801 in advisory fees.  Advisory fees payable at April 30, 2015 for the Large Cap Growth Fund were $7,494.

As of April 30, 2015, the Large Cap Growth Fund terminated its Shareholder Servicing Fees for both the Investor and Institutional classes. The Advisor returned prior

27

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

year service fees to the Fund of $3,822 and $11,787 for the fiscal years ended 2013 and 2014, respectively, and reversed service fees in the amount of $18,892 for the current fiscal year ended 2015. While the Fund has discontinued Shareholder Servicing Fees for the immediate future, the option does exist to begin accruing for servicing fees at later point in time.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Large Cap Growth Fund
Investor Class	1.50%
Institutional Class	1.25%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2015, the Advisor reduced its fees and absorbed Fund expenses in the amount of $74,409 for the Large Cap Growth Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	2018	Total
Large Cap Growth Fund	$144,336	$117,458	$74,409	$336,203

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

28

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$84,882
Custody	$5,950
Transfer agency(a)	$30,292
Chief Compliance Officer	$8,033

(a)	Does not include out-of-pocket expenses.

At April 30, 2015, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$21,186
Custody	$2,231
Transfer agency(a)	$7,412
Chief Compliance Officer	$2,256

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2015, the Large Cap Growth Fund incurred distribution expenses on its Investor Class shares of $11,308.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large Cap Growth Fund	$6,643,404	$5,197,931

There were no purchases or sales of long-term U.S. Government securities.

29

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Large Cap
Growth Fund
Cost of investments	$16,253,907
Gross unrealized appreciation	5,825,326
Gross unrealized depreciation	(455,207)
Net unrealized appreciation	5,370,119
Undistributed ordinary income	—
Undistributed long-term capital gain	158,008
Total distributable earnings	158,008
Other accumulated gains/(losses)	(54,205)
Total accumulated earnings/(losses)	$5,473,922

At April 30, 2015, the Large Cap Growth Fund had no tax basis capital losses to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2015 and 2014 was as follows:

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Large Cap Growth Fund
Ordinary income	$—	$—
Long-term capital gains	$194,453	$—

At April 30, 2015, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
$54,205

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Large Cap Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Large Cap Growth Fund as of April 30, 2015, the result of its operations for the year then ended, and the changes in its net assets for the each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period June 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

31

EXPENSE EXAMPLE
April 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32

EXPENSE EXAMPLE (Continued)
April 30, 2015 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/14	4/30/2015	11/1/14 – 4/30/2015
Actual
Investor Class	$1,000.00	$1,083.80	$7.75
Institutional Class	$1,000.00	$1,085.20	$6.46

Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.36	$7.50
Institutional Class	$1,000.00	$1,018.60	$6.26

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.50% and  1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

33

NOTICE TO SHAREHOLDERS
April 30, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

34

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 68)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March 2014.	Housing		Series Trust
Milwaukee, WI 53202			Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds.
Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 78)		term since	Financial		Advisors
615 E. Michigan Street		February 1997.	Consultant and		Series Trust
Milwaukee, WI 53202			former Executive		(for series
			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (31
portfolios).

35

MANAGEMENT (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 80)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series
			(1985 to 1993).		not affiliated
with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 75)		term since	Senior Vice		Advisors Series
615 E. Michigan Street		February 1997.	President, Federal		Trust (for series
Milwaukee, WI 53202			Home Loan Bank		not affiliated
			of San Francisco.		with the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 67)	Trustee	term since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated with
			to present).		the Funds).

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

36

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44)		term since	Services, LLC (November 2013 to present);
615 E. Michigan Street		January 2015.	Assistant General Counsel and Assistant Secretary,
Milwaukee, WI 53202			The Northwestern Mutual Life Insurance Company
(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund. The Fund do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

37

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 2-4, 2014 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund.  In addition, the Board considered and approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account the oversight responsibilities of the Advisor over the Sub-Advisor both in terms of investments as

38

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)
well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Logan Capital Long/Short Fund’s portfolio.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance of the Large Cap Growth Fund and the Long/Short Fund, the Board noted that the Funds were relatively new, with just over two years of performance information, when reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  Additionally, the Board also noted that the Advisor was continuing to monitor the Sub-Advisor’s performance.

Logan Capital Large Cap Growth Fund: The Board noted that the Logan Capital Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the one-year period and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Logan Capital Long/Short Fund: The Board noted that the Logan Capital Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and above its peer group median but below its peer group average for the since inception period.

39

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.

Logan Capital Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was the same as the peer group median and slightly above the peer group average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was the same as the peer group median and slightly below the peer group average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisor received minimal advisory fees from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for both the Investor Class and Institutional Class was substantially above the peer

40

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

group median and average.  The Board also noted that the contractual advisory fee was well above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally above the peer group median and above the peer group average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.   As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally above the peer group median and above the peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees

41

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

42

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

43

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

LOGAN CAPITAL FUNDS

Logan Capital Long/Short Fund

Annual Report
April 30, 2015

Table of Contents

Letter to Shareholders	3
Investment Highlights	10
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Schedule of Securities Sold Short	15
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Expense Example	33
Notice to Shareholders	35
Management	36
Approval of Investment Advisory Agreement and Sub-Advisory Agreements	39
Privacy Notice	44

Dear Shareholders,

We are pleased to provide you with the Logan Capital Long/Short Fund (the “Fund”) Annual Letter for the twelve month period ended April 30, 2015.

Performance comments

For the fiscal year ended April 30, 2015, the Logan Capital Long/Short Fund (the “Fund”) returned 9.01% compared to the S&P 500® Index (“S&P 500”) which returned 12.98%.

On the long side, the best sectors for the fiscal year for the Fund were Consumer Discretionary, Information Technology, and Consumer Staples.  Two of these sectors – Information Technology and Consumer Discretion – are the two most heavily weighted sectors in the Fund and are also over-weighted versus the S&P 500.  The Fund’s Consumer Staples holdings, despite being slightly under-weighted versus the S&P 500, generated a superior contribution to performance versus the sector.  This indicates that the Consumer Staples stocks held in the Fund did very well versus their peers in the S&P 500.  On a less impressive note, the Fund was slightly under-weighted in Health Care this last fiscal year, which was the strongest performing sector in the stock market.  In addition, our stock selection was poor as the performance of our Health Care stocks was substantially below their peers in the S&P 500.  The Fund’s Health Care portfolio is heavily skewed toward large cap, high dividend paying pharmaceutical companies that did not perform as well as other Health Care subsectors.

The Fund’s largest short sector exposure for the fiscal year was in the Consumer Discretionary sector.  We believe that our short methodology is most effective in this sector and would expect that in most years Consumer Discretionary will represent the largest short sector exposure for the Fund.  Other sectors we are typically active in are Information Technology, Consumer Staples, and Industrials.  This proved true in the past fiscal year.

The best sectors on the short side for the fiscal year for the Fund were Consumer Discretionary and Health Care.  The Fund actually made money in both sectors notwithstanding that these were very strong performing sectors in the S&P 500.  On the other hand, the Fund performed very poorly in Consumer Staples shorts.

Quarter-by-Quarter review of the market and economic highlights of the past twelve months:

Fiscal Year 1st Quarter – Recap – end date July 31, 2014

By month, the Fund increased +1.96% in May, increased +1.14% in June, and +0.62% in July.  Our month-end net exposure remained steady throughout the quarter and is as follows: (May: 98.8% long/31.5% short); (June: 97.7% long/34.5% short); (July: 96.6% long/30.8% short).  In early August, we slightly increased our short exposure (to 43.4%) by adding a 9.6% indexed short position in the iShares Russell 2000 ETF (“IWM ETF”).  We felt that that deteriorating market breadth raised a yellow caution flag and warranted a slightly more defensive posture.

In May, the Fund was profitable in both the long and short portfolios.  We were pleased to make money from shorts given the S&P 500 was +2.35% in May.  Our success in shorting derived mostly from winners in the Consumer Discretionary sector as four of our top five shorts (Lumber Liquidators Holdings, Inc. (“Lumber Liquidators”), Sally Beauty Holdings, Inc., Urban Outfitters, Inc. (“Urban Outfitters”), and Cabela’s Incorporated (“Cabela’s”)) all hail from this sector.  Our methodology is not thematic and we do not initiate shorts based on macro calls.  However, we are cognizant of sectors reacting to bad news and then we look at companies that both fit our criteria and may be vulnerable to increased negative sentiment.

In June, our shorts were unprofitable.  There were no big losers, but there also were far fewer winners than in May.  There were very few earnings events or catalysts and most of the declines, we believe, were based more on companies rallying with the market than any positive fundamental developments.  Fortunately, the long portfolio had a good month and allowed the Fund to stay positive for the month, albeit fund performance (+1.14%) trailed the S&P 500 (+2.07%).

In July, the shorts were superb.  The Fund had 25 short positions during the month, of which 19 of these positions added to performance.  Five positions (Tetra Tech, Inc. (“Tetra Tech”), Helen of Troy Limited (“Helen of Troy”), Shoe Carnival, Inc., Rofin-Sinar Technologies Inc., and Lancaster Colony Corporation) each added approximately 10-15 bps basis points to performance.  Lumber Liquidators and Tile Shop Holdings, Inc. (“Tile Shop”), both missed earnings and lowered forward guidance, were the top performing shorts, contributing approximately 30 bps and 25 bps, respectively.  International Business Machines Corporation (“IBM”) and Polaris Industries, Inc. (“Polaris”) were the worst shorts for the month, with each hurting performance by approximately 10 basis points.  Polaris had a good quarter and we covered our short in response.  IBM, on the other hand, continues to show minimal organic growth, disappointing earnings quality, and poor cash flow.  We remain short IBM.  Overall, profitable short selling more than offset overall losses in the long portfolio and enabled the Fund to stay profitable in July (+0.62%) despite a slight drop in the S&P 500 (-1.38%).

Fiscal Year 2nd Quarter – Recap – end date October 31, 2014

By month, the Fund increased +1.55% in August, was flat (+0.0%) in September, and increased +1.52% in October.

In August, our long growth portfolio had an outstanding month, up 4.75% while our long value portfolio was up a slightly less impressive 2.12%.  August month-end net exposure was as follows: 98.7% long equities/23.1% short equities.  Short selling was challenging during August as the stock market enjoyed a robust rally.  The Fund had just one short position (Guess?, Inc., which missed earnings estimates) that contributed more than 10 basis points to performance while three short positions (Trex Company, Inc., Urban Outfitters, and Monster Beverage Corporation (“Monster Beverage”)) each had negative contributions of over 10 basis points.  Monster Beverage was particularly damaging as the stock price surged over 20% in August due to the announcement of a strategic partnership with The Coca-Cola Company.  We covered the position following this announcement.

Our September month-end net exposure was as follows: 96.7% long equities/34.3% short equities/10.3% short SPDR® S&P 500® ETF.  We had four shorts contribute over 10 basis points (Navigant Consulting, Inc., Michael Kors Holdings Limited (“Michael Kors”), Helen of Troy, and Urban Outfitters) and no shorts that had negative contributions in excess of 10 basis points.  In addition, while about 80% of short position went up in August, the situation totally reversed as 80% of our shorts went down in September.

The senior market averages sold off hard in early to mid-October, yet the market breadth displayed resilience as most small cap stocks had already sold off hard the prior month.  As a result, we reduced our gross short exposure by mid-month (to around 23%) and also purchased a 10% position in the IWM ETF to hedge a portion of our remaining short exposure.  Sure enough, the market embarked on yet another vicious rally beginning mid-October and we used the strength as an opportunity to reload on shorts (thereby returning our gross short exposure back to 34.6%) while trimming the IWM ETF position to 5.2% (we have since sold the remaining IWM WTF hedge in early November).

Our short performance was mixed during the month.  Disappointing earnings from IBM and Cabela’s caused declines that led to each short position contributing in excess of 10 basis points, but our analysis on Cabot Microelectronics Corporation (“Cabot”) proved incorrect and solid earnings from Cabela’s caused us to lose as much in Cabela’s as we had made in IBM.  Other notable losers (negative contribution > 10 basis points) for the month include Tetra Tech, Best Buy Co., Inc. (“Best Buy”), United Natural Foods, Inc. (“United Natural Foods”), and AutoZone, Inc. (“AutoZone”).  These companies did not release any noteworthy reports or news.  We believe the stocks simply have participated in the market’s rally.  We did subsequently cover Best Buy as the company’s repositioning strategy plus low investor expectations may cause the stock to rally further.  We remain short the other names, however, awaiting adverse catalysts such as bad earnings that we believe should lead to price declines.

Fiscal Year 3rd Quarter – Recap – end date January 31, 2015

By month, the Fund increased 1.17% in November, decreased 2.20% in December, and decreased 0.95% in January

In November, our long strategy contributed approximately 307 basis points while our short strategy had a negative contribution of 190 basis points.  November end-of-month exposure was 98% long equities, 26% short equities, and 10% short equity indexes.  The two worst performing shorts were AutoZone and Five Below, Inc. (“Five Below”).  AutoZone reported three quarters of in-line earnings with poor quality but the declining price of gas gave investors the impression that consumers would drive more and need more replacement parts.  We covered the losing position.  We stayed short Five Below, a volatile stock which later became one of our largest profits in subsequent months.

In December, our long strategy had a negative contribution of 65 basis points while our short strategy had a negative contribution of 155 basis points.  Our December month-end exposure was 99% long equities, 23% short equities, and 9% long equity hedge.  The two worst performing short equities were United Natural Foods and Dillard’s, Inc. (“Dillard’s”).  United Natural Foods had reported flat quarterly earnings versus Wall Street’s expectations.  November earnings were 3% above expectations but company management guided down future expectations.  Even though selling at a 29 price-earnings ratio, investors focused and the minor beat and forced the stock higher.  We covered at a loss.  Dillard’s had been a poorly performing stock with a poor balance sheet and poor quality earnings. However, a rumor started that the company could convert to a real estate investment trust structure for part of its assets and the stock rallied.  Since rational investors cannot predict when irrational investors will stop buying, we covered at a loss.  Also our IWM ETF short carried over from November was covered when the second half of December market rally occurred.

In January, our long equity strategy had a negative contribution of 224 basis points while our short strategy had a negative contribution of 63 basis points.  The January month-end exposure was 102% long equities, 23% short equities, and 8% long equity indexes.  Our two largest short losses occurred in ResMed Inc. (“ResMed”) and ManTech International Corporation (“ManTech”).  ResMed had a 25 price-earnings ratio (“P/E”) and excessive inventories and earnings disappointments but the Health Care sector was a strong enough factor to overcome weak fundamentals.  We covered with a loss.  ManTech had earnings shortfalls of 21% and 8% for the first two quarters of 2014 with a sales forecast of -21% for the year yet the sizzle of being in the cyber security business caused the stock to rise sufficiently for us to cover at a loss.  On the positive side, Five Below mentioned in the November loss category reported a significant disappointment and erased the prior loss to become our biggest gainer for January.

Fiscal Year 4th Quarter – Recap – end date April 30, 2015

Closing comments

For the three months ended April 30, 2015, the Fund increased 6.16%.  By month, the Fund increased 7.64% in February, decreased 1.77% in March, and increased 0.41% in April.  For the quarter, we estimate that the long portfolio contributed 677 basis points of performance and the short portfolio had a negative contribution of 61 basis points.

Entering the quarter, our exposure was 100% long stocks, 23% short stocks and 8% long SPY ETF.  By the end of February we increased short exposure to 30% and added 31% short SPY ETF and added another 8% short stocks mid-month March.  We finished the quarter 38% short stocks and 20% short SPY ETF.

Our two largest detractors for the quarter were Tile Shops and Urban Outfitters.  Tiles Shop had missed estimates for earnings by 27%, 50% and 25% in the three most recent quarters, yet its price rose based on the hope of reduced gas prices encouraging consumers to shop for home improvements.  When estimates were finally slightly exceeded, we gave up and covered.  Urban Outfitters exhibited rising inventories relative to sales.  Normally those inventories become somewhat outdated for a teen retailer and have to be sold at marked down prices, which pressures margins.  According to Zacks

Investment Research, Inc., earnings are expected to grow by 21% per year yet the last two quarters of only 15% and 12% growth did not dissuade Wall Street’s enthusiasm.  We covered at a loss.

Our two largest contributors to performance were Michael Kors and American Public Education, Inc., (“APEI”).  Growth at Michael Kors has been below Wall Street expectations for the past several quarters.  On February 5, 2015, the company reported earnings slightly better than expectations, but lowered guidance for the year.  On April 1, 2015, Piper Jaffrey Companies lowered its price target from $90 to $70.  We recently covered at a profit.  APEI is an online for-profit school.  The entire industry has been plagued by investigations into aggressive accounting, inflated student enrollment numbers, and high turnover of students.  A large competitor (Corinthian Colleges, Inc.) went out of business.  Earnings estimate revisions for APEI have been downward.  We covered this short when it became oversold.

Summary

In the past fiscal year, investors have faced a myriad of opportunities and challenges reflective of the frequent swings in sentiment regarding the health of the stock market and the U.S. economy.  On the positive side, the economy continued to improve; unemployment fell to pre-recession lows, the housing market strengthened and the stock market showed its approval by steadily chugging to new historic highs.

As usual, there were bumps along the way: the price of oil collapsed, the Ebola outbreak threatened to spread to the U.S., Greece threatened (and still threatens) to default and the Federal Reserve Board continues to keep investors guessing as to the timing of the first rate hike.  The stock market took all of this quite calmly for the most part with only a single, meaningful sell-off in October 2014 from which the market quickly recovered.

Of historical interest is the fact that this bull market celebrated its 6th birthday in March 2015 and – as of this writing – is now the 3rd oldest bull market of the past 85 years.  That being said, it’s important to note that bull markets do not die of old age, but rather from some combination of negative factors (e.g., inflation, faltering earnings, etc.) that cause investor confidence to erode.

We believe many investors have been reluctant bulls the past six years.  This is completely understandable.  The economy has slowly improved, but the overall improvement has been sluggish.  Unemployment has fallen, but the number of people who have stopped looking for work and are therefore not counted in the unemployment rate has remained persistently high.  Companies have frequently reported solid earnings growth, but often accompanied by unimpressive sales growth and/or cloudy outlooks.  Nonetheless, faced with virtually no return from holding cash, investors have incrementally increased their exposure to the stock market.  However, the bad memories from the 2008 bear market have not quite faded so this process has been slow despite near zero interest rates.

In such an uncertain environment, we believe that portfolio diversification, managing volatility and enhanced risk-adjusted returns are all potential benefits that can be attained by adding a long/short equity strategy to a traditionally long-only portfolio.

To recap, the Logan Capital Long/Short Fund had a solid year.  Looking ahead, a reasonable argument could be made that this bull market is getting “long in the tooth,” but bull markets do not die from old age alone.  There are almost always warning signs as a bull weakens.  In particular, we believe it is useful to focus on market breadth (advances vs. declines).  In simple terms, we believe that short selling has greater odds for success when market breadth is deteriorating and worse odds for success when market breadth is improving.  If 90% of stocks are advancing we want to be approximately 90% net long.  If 50% of stocks are advancing, we want to be approximately 50% net long.  Our system is not perfect.  Often, market breadth will begin to deteriorate and we respond by shorting an ETF to augment our short exposure in individual stocks.  If the deterioration reverses quickly, we then often have to cover the S&P 500 short at a loss.  Consequently, in a persistent bull market, monitoring market breadth gives frequent “false positives”.  Nonetheless, we believe weak market breadth generally precedes most sustained market declines, but one can only know in hindsight when a small decline turns into a large decline.  Consequently, we remain ever vigilant and believe that our shorts (and our occasional short position in index ETFs) are akin to home insurance.  One does not stop buying home insurance because they have never had a fire before.  We view our net exposure management in the same way.  Over time, the market historically has risen.  Our net exposure is always net long the market so if the market rises, we expect our Fund to make money.  However, because we short stocks and sometimes short indexes, we believe the Fund’s volatility should be lower than long only strategies.  Furthermore, in most market environments we also believe that short selling can positively contribute to overall returns.  In sum, by adhering to a clearly defined methodology that can be followed, we believe the Fund can use short selling both as a standalone profit center as well as to hedge long positions.

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk.  Principal loss is possible.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities.  The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Funds may purchase securities of companies that are offered pursuant to an initial public offering (ÒIPOÓ) which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund bears any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

Diversification does not assure a profit or protect against a loss in a declining market.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

DEFINITIONS

The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index includes the reinvestment of dividends.

A basis point, or bp, is a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.  The relationship between percentage changes and basis points can be summarized as follows:  1% change=100 basis points, and 0.01%=1 basis point.

Price-Earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings, calculated as follows:  market value per share / earnings per share.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Comparison of the change in value of a $10,000 investment in the
Logan Capital Long/Short Fund – Investor Class and
S&P 500 Total Return

		Since Inception
Total Return Periods ended April 30, 2015:	1 Year	(9/28/12)
Logan Capital Long/Short Fund (No Load)	9.01%	8.46%
S&P 500 Total Return	12.98%	17.82%
Total Annual Fund Operating Expenses: 2.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2015 (Unaudited)

Logan Capital Long/Short Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at April 30, 2015

COMMON STOCKS – 99.5%	Shares	Value

Consumer Discretionary – 21.1%
Chipotle Mexican Grill, Inc. (a)(d)	225	$139,802
Ford Motor Co. (d)	26,826	423,851
Home Depot, Inc. (d)	1,773	189,676
McDonald’s Corp. (d)	4,360	420,958
Nike, Inc. (d)	2,115	209,047
Priceline Group, Inc. (a)(d)	156	193,098
Starbucks Corp. (d)	2,968	147,153
Tractor Supply Co. (d)	2,178	187,439
Ulta Salon, Cosmetics, & Fragrance, Inc. (a)(d)	927	140,060
Williams-Sonoma, Inc.	1,950	143,383
		2,194,467

Consumer Staples – 5.8%
Philip Morris International, Inc. (d)	4,953	413,427
WhiteWave Foods Co. (a)(d)	4,233	186,125
		599,552

Energy – 8.2%
Chevron Corp. (d)	3,632	403,370
FMC Technologies, Inc. (a)(d)	1,893	83,481
Royal Dutch Shell PLC – ADR (c)(d)	5,757	371,845
		858,696

Financials – 4.9%
CBRE Group, Inc. (a)(d)	6,531	250,399
McGraw Hill Financial, Inc. (d)	1,041	108,576
T. Rowe Price Group, Inc. (d)	1,810	146,936
		505,911

Health Care – 12.4%
Actavis PLC (a)(c)(d)	633	179,050
Biogen Idec, Inc. (a)(d)	449	167,894
Gilead Sciences, Inc. (a)(d)	1,556	156,393
GlaxoSmithKline PLC – ADR (c)(d)	5,851	270,024
Merck & Co., Inc. (d)	4,232	252,058
Pfizer, Inc. (d)	7,799	264,620
		1,290,039

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2015

COMMON STOCKS – 99.5% (Continued)	Shares	Value

Industrials – 14.7%
CSX Corp. (d)	4,332	$156,342
Cummins, Inc. (d)	1,135	156,925
General Electric Co. (d)	15,849	429,191
Hertz Global Holdings, Inc. (a)(d)	6,105	127,228
Middleby Corp. (a)(d)	2,297	232,778
United Continental Holdings, Inc. (a)(d)	2,225	132,921
United Rentals, Inc. (a)(d)	1,261	121,787
Wabtec Corp. (d)	1,797	169,008
		1,526,180

Information Technology – 20.9%
Alliance Data Systems Corp. (a)(d)	541	160,845
Apple, Inc. (d)	2,364	295,855
Avago Technologies Ltd. (d)	2,364	276,304
Cognizant Technology Solutions – Class A (a)(d)	2,929	171,464
Facebook, Inc. (a)(d)	2,265	178,414
F5 Networks, Inc. (a)(d)	1,359	165,825
Fiserv, Inc. (a)(d)	2,867	222,479
Google, Inc. – Class A (a)(d)	116	63,658
Google, Inc. – Class C (a)(d)	116	62,503
Mastercard, Inc. (d)	2,246	202,612
NXP Semiconductors NV (a)(c)(d)	2,267	217,904
Oracle Corp. (d)	3,682	160,609
		2,178,472

Materials – 7.5%
Ecolab, Inc. (d)	1,023	114,555
Sherwin-Williams Co. (d)	748	207,944
The Dow Chemical Co. (d)	8,955	456,705
		779,204

Telecommunications Services – 4.0%
AT&T, Inc. (d)	11,894	412,008
TOTAL COMMON STOCKS
(Cost $8,746,038)		10,344,529

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2015

SHORT-TERM INVESTMENTS – 13.8%	Shares	Value

MONEY MARKET FUNDS – 13.8%
Fidelity Government Portfolio – Class I, 0.01% (b)(d)	1,440,964	$1,440,964
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,440,964)		1,440,964
TOTAL INVESTMENTS
(Cost $10,187,002) – 113.3%		11,785,493
Liabilities in Excess of Other Assets – (13.3)%		(1,384,382)
TOTAL NET ASSETS – 100.00%		$10,401,111

Percentages are stated as a percent of net assets.

ADR – American  Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2015.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at April 30, 2015

COMMON STOCKS – 28.8%	Shares	Value

Consumer Discretionary – 10.3%
Arctic Cat, Inc.	3,000	$106,470
Bed Bath & Beyond, Inc.	2,500	176,150
Dorman Products, Inc.	3,000	140,490
Five Below, Inc.	5,500	185,460
Krispy Kreme Doughnuts, Inc.	4,000	71,200
Michael Kors Holdings Ltd. (a)	2,000	123,720
Regis Corp.	10,000	165,200
Universal Electronics, Inc.	2,000	107,880
		1,076,570

Consumer Staples – 8.2%
Coca-Cola Enterprises, Inc.	3,825	169,868
J. M. Smucker Co.	1,300	150,696
Keurig Green Mountain, Inc.	1,500	174,555
Lancaster Colony Corp.	2,000	179,320
Medifast, Inc.	6,000	180,000
		854,439

Health Care – 6.1%
Athenahealth, Inc.	2,300	282,118
BioReference Laboratories, Inc.	5,000	165,600
Computer Programs & Systems, Inc.	3,500	183,155
		630,873

Information Technology – 4.2%
International Business Machines Corp.	1,500	256,935
Teradata Corp.	4,000	175,960
		432,895
TOTAL COMMON STOCKS
(Proceeds $3,017,257)		2,994,777

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at April 30, 2015

EXCHANGE-TRADED FUNDS – 21.0%	Shares	Value

SPDR S&P 500 ETF	10,500	$2,189,460
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,196,745)		2,189,460
TOTAL SECURITIES SOLD SHORT
(Proceeds $5,214,002) – 49.8%		$5,184,237

Percentages are stated as a percent of net assets.

(a)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2015

Assets:
Investments, at value (cost of $10,187,002)	$11,785,493
Deposits at brokers	1,803,964
Receivables:
Securities sold	2,320,922
Fund shares sold	3,000
Dividends and interest	10,667
Prepaid expenses	7,981
Total assets	15,932,027

Liabilities:
Securities sold short (proceeds $5,214,002)	5,184,237
Payables:
Securities purchased	273,264
Fund shares redeemed	4,200
Broker interest payable on short positions	174
Advisory fee	4,393
Administration fee	17,197
Distribution fees	5,911
Compliance expense	3,105
Service fees	1,859
Custody fees	728
Transfer agent fees and expenses	4,824
Accrued expenses and other payables	31,024
Total liabilities	5,530,916
Net assets	$10,401,111

Net assets consist of:
Paid in capital	$8,963,963
Accumulated net investment loss	(29,798)
Accumulated net realized loss on investments	(161,310)
Net unrealized appreciation on:
Investments	1,598,491
Securities sold short	29,765
Net assets	$10,401,111
Investor Class:
Net assets applicable to outstanding Investor Class shares	$10,401,111
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	849,548
Net asset value and redemption price per share	$12.24

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

Investment income:
Dividends (net of foreign taxes withheld of $10)	$170,542
Interest	89
Total investment income	170,631

Expenses:
Investment advisory fees (Note 5)	113,671
Administration fees (Note 5)	69,730
Distribution fees (Note 6)
Distribution fees – Investor Class	20,298
Service fees (Note 7)
Service fees – Investor Class	8,119
Transfer agent fees and expenses	19,909
Federal and state registration fees	5,475
Audit fees	18,597
Compliance expense	12,602
Legal fees	5,413
Trustees’ fees and expenses	6,038
Custody fees	7,479
Other	12,796
Total expenses before dividend and interest
expense reimbursement from advisor	300,127
Dividends expense on short positions	34,915
Broker interest expense on short positions	32,872
Total expenses before reimbursement from advisor	367,914
Expense reimbursement from advisor (Note 5)	(97,143)
Net expenses	270,771
Net investment loss	(100,140)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	468,300
Securities sold short	(321,708)
Net change in unrealized gain on:
Investments	624,481
Securities sold short	11,034
Net realized and unrealized gain on investments	782,107
Net increase in net assets resulting from operations	$681,967

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Operations:
Net investment loss	$(100,140)	$(65,935)
Net realized gain (loss) on investments	146,592	(9,699)
Net change in unrealized appreciation on investments	635,515	608,820
Net increase in net assets
resulting from operations	681,967	533,186

Distributions to Shareholders From:
Net realized gains
Investor class shares	(9,151)	—
Total distributions	(9,151)	—

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	4,103,004	2,393,913
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	8,839	—
Cost of shares redeemed
Investor class shares	(643,951)	(1,938,559)
Redemption fees retained
Investor class shares	—	(8)
Net increase in net assets from
capital share transactions	3,467,892	455,346
Total increase in net assets	4,140,708	988,532

Net Assets:
Beginning of period	6,260,403	5,271,871
End of period	$10,401,111	$6,260,403
Accumulated net investment loss	$(29,798)	$(29,589)

Changes in Shares Outstanding:
Shares sold
Investor class shares	345,761	224,421
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	760	—
Shares redeemed
Investor class shares	(53,720)	(192,045)
Net increase in shares outstanding	292,801	32,376

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2015

Increase (decrease) in cash –

Cash flows from operating activities:
Net increase in net assets from operations	$681,967
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(8,611,213)
Proceeds for dispositions of investment securities	5,640,560
Purchase of short term investments, net	(642,189)
Increase in deposits at broker	(224,439)
Increase in dividends and interest receivable	(6,721)
Increase in receivable for securities sold	(1,683,312)
Decrease in due from Advisor	6,685
Increase in prepaid expenses and other assets	(2,019)
Increase in proceeds on securities sold short	2,553,592
Decrease in payable for securities purchased	(65,098)
Increase in payable for broker interest on short positions	75
Increase in accrued management fees	4,393
Decrease in accrued administration fees	(5,425)
Decrease in distribution and service fees	(10,956)
Decrease in custody fees	(3,223)
Decrease in transfer agent expenses	(1,775)
Increase in other accrued expenses	3,538
Unrealized appreciation on securities	(624,481)
Net realized gain on investments	(468,300)
Net cash used in operating activities	(3,458,341)

Cash flows from financing activities:
Proceeds from shares sold	4,100,004
Payment on shares redeemed	(641,351)
Distributions paid in cash	(312)
Net cash provided by financing activities	3,458,341
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$32,872

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

			September 28,
	For the	For the	2012
	Year Ended	Year Ended	through
	April 30, 2015	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$11.24	$10.05	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.12)	(0.04)
Net realized and unrealized
gain (loss) on investments	1.11	1.31	0.16
Total from investment operations	1.01	1.19	0.12

Less Distributions:
Dividends from net investment income	—	—	(0.03)
Distributions from net realized gains	(0.01)	—	(0.04)
Total distributions	(0.01)	—	(0.07)
Net Asset Value – End of Period	$12.24	$11.24	$10.05

Total Return	9.01%	11.84%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,401	$6,260	$5,272
Ratio of operating expenses
to average net assets:
Before reimbursements	4.53%	6.13%	6.71	%^
After reimbursements	3.33%	3.48%	3.29	%^
Ratio of interest expense and
dividends on short positions
to average net assets:	0.83%	0.98%	0.79	%^
Ratio of operating expenses excluding interest
expense and dividend payments on short
positions to average net assets:
Before reimbursements	3.70%	5.15%	5.92	%^
After reimbursements	2.50%	2.50%	2.50	%^
Ratio of net investment income (loss) to
average net assets:
Before reimbursements	(2.43)%	(4.08)%	(4.54	)%^
After reimbursements	(1.23)%	(1.43)%	(1.12	)%^
Portfolio turnover rate	68%	135%	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2015

NOTE 1 – ORGANIZATION

The Logan Capital Long/Short Fund (the “Long/Short” Fund), is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Long/Short Fund is to achieve long-term capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund commenced operations on September 28, 2012 and currently offers only Investor Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2013 – 2014, or expected to be taken in the Fund’s 2015 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Long/Short Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2015, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Long/Short Fund	$99,931	$(15,392)	$(84,539)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Long/Short Fund’s securities as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,194,467	$—	$—	$2,194,467
Consumer Staples	599,552	—	—	599,552
Energy	858,696	—	—	858,696
Financials	505,911	—	—	505,911
Health Care	1,290,039	—	—	1,290,039
Industrials	1,526,180	—	—	1,526,180
Information Technology	2,178,472	—	—	2,178,472
Materials	779,204	—	—	779,204
Telecommunication Services	412,008	—	—	412,008
Total Common Stock	10,344,529	—	—	10,344,529
Short-Term Investments	1,440,964	—	—	1,440,964
Total Investments in Securities	$11,785,493	$—	$—	$11,785,493
Total Securities Sold Short	$5,184,237	$—	$—	$5,184,237

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2015, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2015.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2015, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2015, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.40% for the Long/Short Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2015, the Long/Short Fund incurred $113,671 in advisory fees.  Advisory fees payable at April

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

30, 2015 for the Long/Short Fund were $4,393.  The Advisor has hired Waterloo International Advisors, LLC as a sub-advisor to manage the short portion of the Long/Short Fund.  The Advisor pays the Sub-Advisor fee for the Long/Short Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Long/Short Fund
Investor Class	2.50%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2015, the Advisor reduced its fees and absorbed Fund expenses in the amount of $97,143 for the Long/Short Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	2018	Total
Long/Short Fund	$80,718	$121,569	$97,143	$299,430

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:
Logan Capital Long/Short Fund

Administration & fund accounting	$69,730
Custody	$7,479
Transfer agency(a)	$15,513
Chief Compliance Officer	$12,602

(a)	Does not include out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

At April 30, 2015, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Long/Short Fund

Administration & fund accounting	$17,197
Custody	$728
Transfer agency(a)	$3,883
Chief Compliance Officer	$3,105

(a)	Does not include out-of-pocket expenses.

Quaar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2015, the Long/Short Fund incurred distribution expenses on its Investor Class shares of $20,298.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Long/Short Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2015, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Logan Capital Long/Short Fund
Investor Class	$8,119

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended April 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Long/Short Fund	$8,611,213	$5,640,560

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Long/Short Fund
Cost of investments(a)	$10,255,019
Gross unrealized appreciation	1,831,302
Gross unrealized depreciation	(300,828)
Net unrealized appreciation	1,530,474
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(93,326)
Total accumulated earnings/(losses)	$1,437,148

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2015, the Long/Short  Fund had long-term tax basis capital losses with no expiration date of $37,710 to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2015 and 2014 was as follows:

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Long/Short Fund
Ordinary income	$—	$—
Long-term capital gains	$9,151	$—

At April 30, 2015, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary	Short-Term
Loss Deferral	Loss Deferral
$29,798	$55,583

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Long/Short Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2015, and the related statement of operations and statement cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period September 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Long/Short Fund as of April 30, 2015, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period September 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

EXPENSE EXAMPLE
April 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
April 30, 2015 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/14	4/30/2015	11/1/14 – 4/30/2015
Actual
Investor Class	$1,000.00	$1,021.10	$16.99
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,007.98	$16.88

(1)	Expenses are equal to the Investor Class fund shares’ annualized expense ratios of 3.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

NOTICE TO SHAREHOLDERS
at April 30, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 68)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March 2014.	Housing		Series Trust
Milwaukee, WI 53202			Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds.
Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 78)		term since	Financial		Advisors
615 E. Michigan Street		February 1997.	Consultant and		Series Trust
Milwaukee, WI 53202			former Executive		(for series
			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (31
portfolios).

MANAGEMENT (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 80)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series
			(1985 to 1993).		not affiliated
with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 75)		term since	Senior Vice		Advisors Series
615 E. Michigan Street		February 1997.	President, Federal		Trust (for series
Milwaukee, WI 53202			Home Loan Bank		not affiliated
			of San Francisco.		with the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 67)	Trustee	term since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated with
			to present).		the Funds).

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44)		term since	Services, LLC (November 2013 to present);
615 E. Michigan Street		January 2015.	Assistant General Counsel and Assistant Secretary,
Milwaukee, WI 53202			The Northwestern Mutual Life Insurance Company
(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund. The Fund do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 2-4, 2014 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund.  In addition, the Board considered and approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account the oversight responsibilities of the Advisor over the Sub-Advisor both in terms of investments as

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Logan Capital Long/Short Fund’s portfolio.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance of the Large Cap Growth Fund and the Long/Short Fund, the Board noted that the Funds were relatively new, with just over two years of performance information, when reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  Additionally, the Board also noted that the Advisor was continuing to monitor the Sub-Advisor’s performance.

Logan Capital Large Cap Growth Fund: The Board noted that the Logan Capital Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the one-year period and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Logan Capital Long/Short Fund: The Board noted that the Logan Capital Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and above its peer group median but below its peer group average for the since inception period.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.

Logan Capital Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was the same as the peer group median and slightly above the peer group average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was the same as the peer group median and slightly below the peer group average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisor received minimal advisory fees from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for both the Investor Class and Institutional Class was substantially above the peer

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

group median and average.  The Board also noted that the contractual advisory fee was well above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally above the peer group median and above the peer group average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.   As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally above the peer group median and above the peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2015	FYE 4/30/2014
Audit Fees	$32,300	$31,300
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2015	FYE 4/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2015	FYE 4/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 7, 2015

By (Signature and Title)*        /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     July 7, 2015

* Print the name and title of each signing officer under his or her signature.